Exhibit 99.1

Northern Star Acquisition Corp. and BARK Announce BARK’s Preliminary

Third Quarter 2021 Results

•	For the third quarter, sales increased a record 78% as compared to last year’s third quarter

•	For the first nine months of fiscal 2021, sales grew 65% versus the comparable period last year

•	Third quarter active subscriptions grew 47% to 1.7 million

•	BARK reiterates its fiscal 2021 and fiscal 2022 forecast

NEW YORK, February 16, 2021 — Northern Star Acquisition Corp. (“Northern Star”) (NYSE: STIC), a publicly traded special purpose acquisition company, announced today that its merger partner, Barkbox, Inc. (“BARK” or the “Company”), the leading global brand for dogs, has disclosed select preliminary unaudited results for its fiscal third quarter and nine months ended December 31, 2020. BARK also reiterated its guidance for the full fiscal year ending March 31, 2021 and for fiscal year 2022 contained in Northern Star’s Registration Statement on Form S-4 filed with the SEC on February 1, 2021.

($ millions)	Preliminary nine months ended December 31, 2020(1)	Nine months ended December 31, 2019	Year over year growth rate (Nine-month period)
Revenue	$266	$161	65%
Net Income	$(24)	$(27)
Adjusted EBITDA(2)	$(8)	$(17)
Adjusted EBITDA Margin(2)	(3)%	(10)%

(1) Figures presented are estimates for the third fiscal quarter of 2021.

(2) Refer to “Use of Non-GAAP Financial Measures” below for the definition of Adjusted EBITDA and Adjusted EBITDA margin and the reconciliation to the most comparable GAAP measure included herein.

Preliminary Fiscal Third Quarter Fiscal 2021 Highlights(3) include:

•	Revenue for the quarter grew 78% to an estimated $105 million as compared to the third fiscal quarter 2020

•	Active Subscriptions grew 47% to 1.7 million as compared to the third fiscal quarter 2020, with 1.1 million subscriptions served in the month of December

•	New Subscriptions increased 66% to 381,000 as compared to the third fiscal quarter 2020

•	Customer Acquisition Cost (CAC) was higher at $60.40 versus $56.43 as compared to the third fiscal quarter 2020 due largely to a shift away from discounts in favor of media spend

•	Average Monthly Subscription Churn in the three months ended December 31, 2020 was essentially flat on a year over year basis at 6.2% vs 6.1% for the same period last year

•	Adjusted EBITDA margin expansion for the nine months ended December 31, 2020 versus the same period last year was due primarily to efficiency in marketing spend and benefits of scale

(3) Please refer to the “Key Performance Indicators” included elsewhere in this release as well as in BARK’s Management Discussion and Analysis of Financial Condition and Results of Operations portion of Northern Star’s Form S-4 filed with the SEC on February 1, 2021.

“We are pleased to see the momentum in our business through the holiday season as well as the strong reception of our Peanuts and Home Alone themed boxes. We took advantage of the seasonality of our Play category to achieve exceptional growth in our subscriber base while still maintaining disciplined CAC and unit economics,” commented Matt Meeker, Executive Chairman of BARK. “We remain excited about the tremendous growth opportunities ahead and confident in our previously disclosed full fiscal year 2021 and 2022 forecasts.”

“We are impressed with BARK’s preliminary results for the third quarter, which reflect the tremendous strength of the company’s reach and relationships with its customers,” stated Joanna Coles, Chairwoman and Chief Executive Officer of Northern Star. “We believe that BARK is well-positioned for continued long-term growth, and these impressive results just reiterate our confidence in the long-term value BARK will provide to its shareholders.”

“Our strong revenue growth is the result of our omni-channel sales approach, data-driven platform and consistent customer engagement,” added Manish Joneja, Chief Executive Officer of BARK. “Our pending merger with Northern Star will provide BARK with the resources and capital to help capture the significant growth opportunities in our new business lines and drive continued expansion as we work towards our mission of making all dogs happy.”

BARK previously announced that it had entered into a merger agreement with Northern Star for a proposed business combination. Completion of the proposed business combination is subject to approval by the stockholders of Northern Star and certain other conditions. The proposed business combination is expected to close in the second quarter of calendar 2021.

The unaudited preliminary financial results and the non-GAAP reconciliation tables represent the most current information available to BARK and are based on calculations or figures prepared internally, which have not been reviewed or audited by BARK’s independent registered public accounting firm. BARK plans to provide its full financial results for the fiscal third quarter of 2021 in an amendment to the previously filed registration statement on Form S-4 relating to the business combination. Until that time, the unaudited preliminary financial results and the non-GAAP reconciliation tables results described in this press release are estimates only and are subject to revisions that could differ materially.

Use of Non-GAAP Financial Measures

BARK reports its financial results in accordance with GAAP. However, BARK’s management believes that Adjusted EBITDA and Adjusted EBITDA margin, both non-GAAP financial measures, provide investors with additional useful information in evaluating its performance.

BARK calculates Adjusted EBITDA as net income (loss), adjusted to exclude: (1) interest expense, (2) depreciation and amortization, (3) stock-based compensation expense, (4) change in fair value of warrants and derivatives, (5) sales and use tax expense, and (6) one time transaction costs associated with the financing and merger. BARK calculates Adjusted EBITDA margin by dividing Revenue for the period by Adjusted EBITDA for the period.

Adjusted EBITDA and Adjusted EBITDA margin are financial measures that are not required by, or presented in accordance with GAAP. BARK believes that Adjusted EBITDA and Adjusted EBITDA margin, when taken together with its financial results presented in accordance with GAAP, provides meaningful supplemental information regarding its operating performance and facilitates internal comparisons of its historical operating performance on a more consistent basis by excluding certain items that may not be indicative of its business, results of operations or outlook. In particular, BARK believes that the use of Adjusted EBITDA and Adjusted EBITDA margin are helpful to its investors as it is a measure used by management in assessing the health of its business, determining incentive compensation and evaluating its operating performance, as well as for internal planning and forecasting purposes.

Adjusted EBITDA and Adjusted EBITDA margin are presented for supplemental informational purposes only, have limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA and Adjusted EBITDA margin include that (1) the measures do not properly reflect capital commitments to be paid in the future, (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA and Adjusted EBITDA margin do not reflect these capital expenditures, (3) the measures do not consider the impact of stock-based compensation expense, which is an ongoing expense for BARK and (4) the measures do not reflect other non-operating expenses, including interest expense. In addition, its use of Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA or Adjusted EBITDA margin in the same manner, limiting its usefulness as a comparative measure. Because of these limitations, when evaluating BARK’s performance, you should consider Adjusted EBITDA and Adjusted EBITDA margin alongside other financial measures, including its net income (loss) and other results stated in accordance with GAAP.

The following tables present a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable financial measure stated in accordance with GAAP, and the calculation of Adjusted EBITDA margin, for the periods presented:

Adjusted EBITDA (in millions, except for Adjusted EBITDA margin)

	Nine Months Ended December 31(4),
	2020	2019
Net loss	$(23.54)	$(27.24)
Interest expense	8.38	3.83
Depreciation and amortization expense	1.70	0.95
Stock compensation expense	3.33	1.42
Change in fair value of warrants and derivatives	0.34	(0.14)
Sales and use tax expense	1.13	4.21
Transaction costs	0.63	—

Adjusted EBITDA	$(8.03)	$(16.97)

Adjusted EBITDA margin(5)	-3.02%	-10.50%

(4) Figures presented are unaudited. Figures for nine months ended December 31, 2020 are projected estimates.

(5) Adjusted EBITDA Margin: Adjusted EBITDA Margin is calculated as Adjusted EBITDA for the period divided by Revenue for the period.

About BARK

BARK is the world’s most dog-centric company, devoted to making dogs happy with the best products, services and content. BARK’s dog-obsessed team applies its unique, data-driven understanding of what makes each dog special to design playstyle-specific toys, wildly satisfying treats and wellness supplements, and dog-first experiences that foster the health and happiness of dogs everywhere. Founded in 2012, BARK loyally serves dogs nationwide with monthly subscription services, BarkBox and Super Chewer; a curated e-commerce experience on BarkShop.com; custom collections via its retail partner network, including Target and Amazon; wellness products that meet your dogs’ needs with BARK Bright; and a personalized meal delivery service for dogs BARK Eats. At BARK, we want to be the people our dogs think we are and promise to be their voice until every dog reaches its full tail-wagging potential. Sniff around at bark.co for more information.

About Northern Star Acquisition Corp.

Northern Star Acquisition Corp. is a special purpose acquisition company whose management team and Board of Directors are composed of veteran consumer, media, technology, retail and finance industry executives and founders, including Joanna Coles, Chairwoman and Chief Executive Officer, and Jonathan Ledecky, President and Chief Operating Officer. Ms. Coles is a creative media and technology executive who in her previous roles as editor of two leading magazines and Chief Content Officer of Hearst Magazines developed an extensive network of relationships at the intersection of technology, fashion and beauty. Ms. Coles currently serves as a special advisor to Cornell Capital, a $7 billion private investment firm, and is on the board at Snap Inc., Sonos, Density Software, and on the global advisory board of global payments company Klarna. Mr. Ledecky is a seasoned businessman with over 35 years of investment and operational experience. He has executed hundreds of acquisitions across multiple industries and raised over $20 billion in debt and equity. He is also co-owner of the National Hockey League’s New York Islanders franchise. For additional information, please visit https://northernstaric.com.

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Northern Star and BARK. Northern Star has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus of Northern Star, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. Investors and security holders of Northern Star are urged to read the proxy statement/prospectus, and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about BARK, Northern Star and the business combination. The definitive proxy statement will be mailed to shareholders of Northern Star as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Northern Star, BARK and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Northern Star in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s Final Prospectus dated November 10, 2020, filed with the SEC on November 12, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Northern Star’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Key Performance Indicators

BARK measures its business using both financial and operating data and uses the following metrics and measures (among others) to assess the near-term and long-term performance of its overall business, including identifying trends, formulating financial projections, making strategic decisions, assessing operational efficiencies, and monitoring our business. BARK presents a number of key performance indicators to assist investors in understanding its operating results on an on-going basis. These key performance indicators may also assist investors in making comparisons of BARK’s operating results with those of other companies.

In assessing the performance of the business during the three months ended December 31, 2020 and 2019, BARK’s management reviewed the following key performance indicators, each of which is described below:

•

Active Subscriptions: BARK defines Active Subscriptions as the total number of unique product subscriptions with at least one shipment during the last 12 months. Active Subscriptions does not include gift subscriptions or one-time subscription purchases.

•

Average Monthly Subscription Churn: Average Monthly Subscription Churn is calculated as the average number of subscriptions that have been cancelled in the last three months, divided by the average monthly active subscriptions in the last three months. The number of cancellations used to calculate Average Monthly Subscription Churn is net of the number of subscriptions reactivated during the last three months.

•	New Subscriptions: BARK defines New Subscriptions as the number of unique subscriptions with their first shipment occurring in a period.

•

Customer Acquisition Cost (“CAC”): Customer Acquisition Cost (“CAC”) is a measure of the cost to acquire New Subscriptions in its Direct to Consumer business segment. CAC is a monthly measure defined as media spend in BARK’s Direct to Consumer business segment in the period indicated, divided by total New Subscriptions in such period.

Cautionary Statement Regarding Preliminary Estimated Results

The preliminary estimated results for the third quarter ended December 31, 2020 are preliminary, unaudited and subject to completion. They reflect BARK management’s current views and may change as a result of BARK’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary results are subject to the finalization and closing of BARK’s accounting books and records (which have yet to be performed), and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with GAAP. Northern Star and BARK caution you that these preliminary results are not guarantees of future performance or outcomes and that actual results may differ materially from those described above. For more information regarding factors that could cause actual results to differ from those described above, please see “Cautionary Statement Regarding Forward-Looking Statements” below.

The preliminary estimated results have been prepared by, and are the responsibility of, BARK’s management. Deloitte & Touche LLP, BARK’s independent registered public accounting firm, has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary estimated financial information. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

Cautionary Statement Regarding Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BARK’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BARK. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties; the inability of the parties to successfully or timely consummate the merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to BARK; the risk that spending on pets may not increase at projected rates; that BARK subscriptions may not increase their spending with BARK; BARK’s ability to continue to convert social media followers and contacts into customers; BARK’s ability to successfully expand its product lines and channel distribution; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor BARK presently know or that Northern Star and BARK currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect Northern Star’s and BARK’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Star and BARK anticipate that subsequent events and developments will cause Northern Star’s and BARK’s assessments to change. However, while Northern Star and BARK may elect to update these forward-looking statements at some point in the future, Northern Star and BARK specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and BARK’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star’s and BARK’s control. While all projections are necessarily speculative, Northern Star and BARK believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Northern Star and BARK, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and BARK, the proposed transactions or other matters and attributable to Northern Star and BARK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

For BARK

Investors:

Jean Fontana

ICR, Inc.

Jean.Fontana@icrinc.com

Media:

Garland Harwood

press@barkbox.com

For Northern Star Acquisition Corp.

Jonathan Gasthalter/Nathaniel Garnick/Sam Fisher

Gasthalter & Co.

(212) 257-4170

northernstar@gasthalter.com